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                                                                    Exhibit 23.5

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to incorporation herein by reference of our report dated August 6, 1999, with respect to the financial statements of AtMotion Inc. which report appears in the registration statement (No. 333-44926) on Form S-4 of Phone.com, Inc.

                                         /s/ Ernst & Young LLP

San Jose, California
November 17, 2000